UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2016

Annual Report
to Shareholders

Deutsche Diversified Market Neutral Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

14 Performance Summary

16 Investment Portfolio

30 Statement of Assets and Liabilities

32 Statement of Operations

34 Statement of Changes in Net Assets

35 Financial Highlights

39 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Information About Your Fund's Expenses

53 Tax Information

54 Advisory Agreement Board Considerations and Fee Evaluation

59 Board Members and Officers

64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 14 through 15 for more complete performance information.

Investment Strategy

The fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the fund's assets are allocated to separate investment management teams, including subadvisors that employ different market-neutral investment strategies. Pursuant to the investment management teams' different investment strategies, the fund's investment portfolio primarily comprises exposure to long and short positions in securities and other investments from U.S., foreign and emerging markets. Portfolio management buys (takes long positions in) investments that it believes are undervalued and sells short securities and other investments (i.e., borrows the investment and then sells it) that it believes are overvalued.

For the 12 months ended August 31, 2016, the Advisor allocated the fund's assets across a subadvised sleeve managed by GAM International Management Limited ("GAM") and a sleeve managed by Deutsche Investment Management Americas Inc. ("DIMA"). Each of the fund's investment management teams will employ different market-neutral investment strategies when managing the assets of the fund allocated to it.

For the 12-month period ending August 31, 2016, the fund posted a –6.77% total return, compared with the 0.18% return of its benchmark, the Citigroup 3-Month T-Bill Index. The average fund in the Morningstar Market Neutral peer group returned 0.22% for the 12 months.

Market neutral strategies in general faced headwinds over the period, as the global equity markets for the most part did not differentiate between strong companies and weak companies. Return dispersions were relatively low in most sectors, resulting in a poor stock picking environment. Shifts in investor preference between factors such as momentum and value combined with risk reduction activities were meaningful drivers of market volatility. Stocks of companies with high default risk and high debt-to-equity ratios led performance for the 12 months, while stocks of companies with high-quality earnings lagged.

Positive and Negative Contributors to Performance

As of August 31, 2016, the fund's equity exposure was in aggregate net long approximately 4%. Approximately one-half of the fund's gross exposure (which includes both long and short positions) was to U.S. stocks, with most of the rest in Europe. The fund's short positions outperformed the long positions, meaning that they declined more than the long positions rose.

"The fund employs a multi-manager approach under which assets are allocated among separate investment management teams."

GAM's investment approach, which is focused on the European markets, was negatively impacted by the late-June "Brexit" referendum, which resulted in a vote in favor of the U.K. leaving the European Union and led to a broad-based sell-off in global equities. While results for the strategy rebounded in July and August, the strategy finished in negative territory for the full 12 months.

At the sector level, results were positive in consumer staples, industrials, financials and information technology. Losses were incurred from investments in the consumer discretionary, energy and health care sectors.

Outlook and Positioning

The backdrop of oil price volatility and heightened geopolitical risk has made it difficult for managers to add value through security selection. The "on/off" mentality with respect to the market's willingness to assume risk has increased stock correlations and created a headwind for the strategy. As market conditions eventually stabilize and individual stock performance becomes less driven by macro factors, we believe the strategy will be better positioned to perform in line with expectations. The elevated volatility levels in a post-Brexit world could well create opportunities for market neutral strategies in the months ahead.

Please note that upon the recommendation of the fund’s investment advisor, Deutsche Investment Management Americas Inc., the fund’s Board has authorized the fund’s termination and liquidation, effective on or about November 30, 2016. The fund was closed to new investors effective October 6, 2016.

Ten Largest Long Equity Holdings at August 31, 2016 (13.5% of Net Assets)
1. Marine Harvest ASA Fish farming plant that processes and sells Atlantic salmon	1.5%
2. Ingenico Group SA Provides solutions for electronic payment transactions	1.4%
3. Rightmove PLC Operates an online real estate portal	1.4%
4. Wirecard AG Offers Internet payment and processing services	1.4%
5. Dialog Semiconductor PLC Designs and supplies complex analog and digital integrated circuits	1.3%
6. Wal-Mart Stores, Inc. Operator of discount stores and super centers	1.3%
7. Atos SE Offers management consulting and outsourcing services	1.3%
8. Svenska Cellulosa AB SCA Integrated paper and packaging company	1.3%
9. Teleperformance Offers customer relationship management services	1.3%
10. CVS Health Corp. Retail and healthcare company	1.3%

Ten Largest Short Equity Holdings at August 31, 2016 (14.1% of Net Assets)
1. NorthStar Asset Management Group, Inc. Offers a broad range of investment advisory services	1.9%
2. Marvell Technology Group Ltd. Designer, developer and marketer of integrated circuits	1.5%
3. Applied Materials, Inc. Develops and manufactures wafer fabrication equipment	1.5%
4. Telefonaktiebolaget LM Ericsson Develops and manufactures products for wired and mobile communications in public and private networks	1.4%
5. DexCom, Inc. Develops, manufactures and distributes medical devices	1.3%
6. National Grid PLC Multinational utility company	1.3%
7. Maxim Integrated Products, Inc. Designs, develops, manufactures and markets a broad range of linear and mixed-signal integrated circuits	1.3%
8. Unilever PLC Manufactures branded and packaged consumer goods	1.3%
9. Loews Corp. Diversified holding company	1.3%
10. Legg Mason, Inc. Provider of investment management services	1.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 64 for contact information.

Portfolio Management Team

Deutsche Investment Management Americas Inc.

Mihir Meswani, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

— Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

— Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

— BS in Finance and a BA in Economics, Rutgers University.

Owen Fitzpatrick, CFA, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund (through September 6, 2016). Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Subadvisor

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager at GAM International Management Limited.

Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in July 2008.

— Lead manager of the Absolute Return European Equity strategy.

— Previously he worked as a fund manager at Credit Suisse for seven years. Prior to that, he was an analyst and portfolio manager at Bank Vontobel. He started his career at UBS in different functions in investment research and asset management.

— Master in Banking and Finance, University of Zurich; holder of the CAIA diploma.

Oliver Maslowski. Portfolio Manager at GAM International Management Limited

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in January 2006.

— Portfolio manager for European equities.

— Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

— Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

Guido Marveggio. Portfolio Manager at GAM International Management Limited

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in May 1997.

— Portfolio manager and specialized in European equities.

— He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

— Completed a commercial apprenticeship.

Désirée Mueller. Portfolio Manager at GAM International Management Limited

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2011.

— She is a portfolio manager in the Equities Europe team.

— Prior to joining Swiss & Global she was a Junior Portfolio Manager for Credit Suisse. Previously, she worked in Credit Suisse Private Banking group.

— Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli. Portfolio Manager at GAM International Management Limited

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2007.

— Portfolio manager focused on fixed income securities.

— Between 2006 and 2007 she was a portfolio manager at Clariden Leu. Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners). She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

— Master, University of St. Gallen.

Matthias Wildhaber. Portfolio Manager at GAM International Management Limited

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in August 2000.

— Portfolio manager focused on fixed income securities.

— Previously, he spent several years at Julius Baer Investment Funds Services Ltd. His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

— Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Market Neutral category represents portfolios that seek income while maintaining low correlation to fluctuations in market conditions. Market neutral portfolios typically have net equity exposure between –20% and 20% and a beta between –0.3 and 0.3.

Net exposure is the percentage difference between a fund's long and short exposure.

A long position is the purchase of a security with the expectation that its value will rise.

A short position is the sale of a borrowed security with the expectation that its value will fall.

Performance Summary August 31, 2016 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–6.77%	–1.38%	–0.39%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.13%	–2.54%	–0.98%
Citigroup 3-Month T-Bill Index†	0.18%	0.07%	0.85%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
Unadjusted for Sales Charge	–7.35%	–2.12%	–1.15%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.48%	–2.12%	–1.15%
Citigroup 3-Month T-Bill Index†	0.18%	0.07%	0.85%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	–6.57%	–1.23%	–0.22%
Citigroup 3-Month T-Bill Index†	0.18%	0.07%	0.85%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/16
No Sales Charges	–6.61%	–1.09%	–0.10%
Citigroup 3-Month T-Bill Index†	0.18%	0.07%	0.85%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 3.78%, 4.53%, 3.61% and 3.41% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Diversified Market Neutral Fund — Class A ■ Citigroup 3-Month T-Bill Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2016, which is based on the performance period of the life of the Fund.

† Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/16	$ 7.85	$ 7.31	$ 7.97	$ 8.05
8/31/15	$ 8.42	$ 7.89	$ 8.53	$ 8.62

Investment Portfolio as of August 31, 2016

	Shares	Value ($)

Long Positions 138.3%
Common Stocks 84.8%
Consumer Discretionary 8.2%
Auto Components 1.7%
Autoliv, Inc. (SDR) (a)	4,000	426,136
Valeo SA	9,000	465,711
		891,847
Hotels, Restaurants & Leisure 0.7%
TUI AG	25,000	348,578
Media 1.1%
Omnicom Group, Inc. (a)	6,689	576,124
Specialty Retail 1.7%
Best Buy Co., Inc. (a)	7,914	304,531
Outerwall, Inc. (b)	11,300	587,148
		891,679
Textiles, Apparel & Luxury Goods 3.0%
adidas AG	4,000	664,585
Burberry Group PLC	18,362	314,421
Pandora AS	5,000	622,012
		1,601,018
Consumer Staples 11.3%
Beverages 1.8%
Coca-Cola European Partners PLC (b)	9,850	378,733
PepsiCo, Inc. (b)	5,350	571,112
		949,845
Food & Staples Retailing 3.7%
CVS Health Corp. (b)	7,200	672,480
Koninklijke Ahold Delhaize NV	24,823	594,340
Wal-Mart Stores, Inc. (b)	9,850	703,684
		1,970,504
Food Products 3.1%
Dean Foods Co. (a)	25,750	443,158
Fresh Del Monte Produce, Inc.	7,500	436,275
Marine Harvest ASA*	50,000	772,854
		1,652,287
Household Products 1.3%
Svenska Cellulosa AB SCA "B"	22,000	676,140
Personal Products 0.2%
Herbalife Ltd.* (a) (b)	2,300	139,725
Tobacco 1.2%
Imperial Brands PLC	12,119	635,528
Energy 5.0%
Energy Equipment & Services 0.8%
Oil States International, Inc.* (a)	8,250	255,915
Weatherford International PLC* (a)	29,750	162,733
		418,648
Oil, Gas & Consumable Fuels 4.2%
Antero Resources Corp.* (b)	20,950	535,482
CONSOL Energy, Inc. (a) (b)	23,304	425,065
EQT Corp.	2,500	178,750
Marathon Petroleum Corp.	3,506	149,040
Memorial Resource Development Corp.* (b)	32,150	462,960
Oasis Petroleum, Inc.* (a)	48,400	458,832
		2,210,129
Financials 13.2%
Banks 4.5%
Barclays PLC	270,000	610,713
CIT Group, Inc.	7,900	291,352
Credit Agricole SA	60,000	568,210
OFG Bancorp.	23,050	251,475
Talmer Bancorp., Inc. "A" (b)	20,950	487,297
Wells Fargo & Co.	2,726	138,481
		2,347,528
Capital Markets 5.3%
Affiliated Managers Group, Inc.* (b)	3,350	475,867
Ameriprise Financial, Inc. (b)	2,850	288,078
BlackRock, Inc. (a)	1,600	596,496
CME Group, Inc. (b)	3,650	395,478
Lazard Ltd. "A" (b)	8,600	318,458
LPL Financial Holdings, Inc. (a)	3,600	107,028
SEI Investments Co.	5,750	265,075
The Goldman Sachs Group, Inc. (b)	2,150	364,339
		2,810,819
Consumer Finance 0.3%
Santander Consumer U.S.A. Holdings, Inc.* (a)	12,100	152,218
Insurance 3.1%
Allstate Corp.	4,091	282,115
Arch Capital Group Ltd.*	2,150	174,021
eHealth, Inc.* (a)	25,900	291,116
Everest Re Group Ltd.	900	174,042
Prudential Financial, Inc.	2,712	215,279
The Travelers Companies, Inc.	2,350	278,969
Willis Towers Watson PLC	1,936	240,083
		1,655,625
Health Care 9.5%
Biotechnology 1.2%
Alnylam Pharmaceuticals, Inc.* (a)	2,675	186,849
Gilead Sciences, Inc.	1,450	113,651
Juno Therapeutics, Inc.* (a)	5,000	147,900
Medivation, Inc.*	1,300	104,728
Seattle Genetics, Inc.* (a)	1,800	80,190
		633,318
Health Care Equipment & Supplies 3.4%
Boston Scientific Corp.* (b)	26,850	639,567
C.R. Bard, Inc.	470	103,795
Danaher Corp.	3,221	262,221
Sonova Holding AG (Registered)	4,000	553,505
Stryker Corp. (a)	1,800	208,188
		1,767,276
Health Care Providers & Services 1.1%
Fresenius SE & Co. KGaA	8,000	583,782
Health Care Technology 0.6%
IMS Health Holdings, Inc.* (a)	11,150	332,493
Pharmaceuticals 3.2%
Novartis AG (Registered)	4,500	354,125
Recordati SpA	20,500	620,146
Roche Holding AG (ADR) (a)	4,494	137,292
Sanofi	7,500	577,831
		1,689,394
Industrials 9.4%
Aerospace & Defense 2.0%
Rolls-Royce Holdings PLC	18,000	182,003
Safran SA	8,000	559,331
Triumph Group, Inc. (a)	10,800	344,088
		1,085,422
Building Products 0.7%
Continental Building Products, Inc.*	12,500	277,625
Owens Corning	2,150	118,078
		395,703
Commercial Services & Supplies 1.3%
Intrum Justitia AB (a)	18,000	568,344
Stericycle, Inc.* (a)	1,200	103,176
		671,520
Machinery 3.0%
Cargotec Oyj "B" (a)	12,300	552,232
Caterpillar, Inc.	1,700	139,315
Duerr AG	4,000	338,204
Fortive Corp.	1,585	83,482
Global Brass & Copper Holdings, Inc.	16,100	451,927
		1,565,160
Professional Services 1.7%
Teleperformance	6,500	673,782
Verisk Analytics, Inc.*	2,733	226,976
		900,758
Road & Rail 0.7%
CSX Corp.	3,908	110,518
Norfolk Southern Corp.	1,315	123,479
Union Pacific Corp.	1,174	112,152
		346,149
Information Technology 16.9%
Communications Equipment 1.3%
ARRIS International PLC*	4,300	120,701
Cisco Systems, Inc.	3,850	121,044
Nokia Oyj	80,000	449,750
		691,495
Electronic Equipment, Instruments & Components 2.1%
Flextronics International Ltd.*	7,900	104,596
Ingenico Group SA	7,000	753,799
TTM Technologies, Inc.*	22,300	239,279
		1,097,674
Internet Software & Services 2.7%
Rightmove PLC	14,000	753,564
United Internet AG (Registered)	16,000	657,848
		1,411,412
IT Services 2.9%
Atos SE	7,000	688,757
PayPal Holdings, Inc.*	3,150	117,022
Wirecard AG	15,000	742,388
		1,548,167
Semiconductors & Semiconductor Equipment 6.2%
Analog Devices, Inc.	9,900	619,344
Broadcom Ltd.	1,450	255,809
Cree, Inc.* (a)	6,800	163,268
Dialog Semiconductor PLC*	20,500	718,701
Lam Research Corp. (a)	6,700	625,244
Teradyne, Inc.	5,250	110,565
Texas Instruments, Inc. (b)	2,150	149,511
Xilinx, Inc.	12,100	655,941
		3,298,383
Software 1.5%
Microsoft Corp. (b)	6,450	370,617
Playtech PLC	35,500	424,679
		795,296
Technology Hardware, Storage & Peripherals 0.2%
Apple, Inc.	950	100,795
Materials 1.7%
Metals & Mining 1.7%
ArcelorMittal*	60,000	354,111
Steel Dynamics, Inc. (b)	21,900	539,178
		893,289
Real Estate 1.4%
Equity Real Estate Investment Trusts (REITs) 1.2%
SL Green Realty Corp.	1,450	170,694
Summit Hotel Properties, Inc. (b)	30,950	442,585
		613,279
Real Estate Management & Development 0.2%
CBRE Group, Inc. "A"*	4,482	133,967
Telecommunication Services 2.3%
Diversified Telecommunication Services 1.2%
Deutsche Telekom AG (Registered)	15,000	250,474
Iliad SA	2,000	412,382
		662,856
Wireless Telecommunication Services 1.1%
Freenet AG	20,000	574,234
Utilities 5.9%
Electric Utilities 3.8%
Duke Energy Corp.	1,800	143,388
Enel SpA	140,000	618,093
Iberdrola SA	93,200	613,364
Red Electrica Corp. SA	27,000	581,412
WEC Energy Group, Inc. (a)	1,439	86,167
		2,042,424
Gas Utilities 0.5%
Southwest Gas Corp.	4,100	286,262
Multi-Utilities 1.6%
CMS Energy Corp.	4,400	184,668
Engie SA	40,000	637,592
		822,260
Total Common Stocks (Cost $44,033,183)		44,871,010

Preferred Stock 1.2%
Consumer Staples
Household Products 1.2%
Henkel AG & Co. KGaA (Cost $572,077)	5,000	656,164

	Principal Amount ($)	Value ($)

Corporate Bonds 6.6%
Financials
Bank of Nova Scotia, REG S, 1.95%, 1/30/2017	1,000,000	1,004,086
National Australia Bank Ltd., REG S, 2.0%, 6/20/2017	1,000,000	1,007,328
Toronto-Dominion Bank, 144A, 1.625%, 9/14/2016	500,000	500,110
Westpac Banking Corp., 144A, 2.45%, 11/28/2016	1,000,000	1,003,575
Total Corporate Bonds (Cost $3,515,553)		3,515,099

Government & Agency Obligations 4.7%
Sovereign Bonds
Caisse Francaise de Financement Local, 5.25%, 2/16/2017	500,000	508,487
Canada Government International Bond, 0.875%, 2/14/2017	1,500,000	1,500,570
Kingdom of Sweden, REG S, 0.625%, 9/19/2016	500,000	500,028
Total Government & Agency Obligations (Cost $2,510,222)		2,509,085

Short-Term U.S. Treasury Obligations 24.5%
U.S. Treasury Bills:
0.425%**, 10/13/2016 (b)	5,000,000	4,998,615
0.518%**, 2/2/2017 (b)	4,000,000	3,992,596
0.586%**, 1/5/2017 (b)	2,000,000	1,997,556
0.591%**, 3/2/2017 (b)	2,000,000	1,995,362
Total Short-Term U.S. Treasury Obligations (Cost $12,978,580)		12,984,129
	Shares	Value ($)

Securities Lending Collateral 11.2%
Daily Assets Fund "Capital Shares", 0.48% (c) (d) (Cost $5,918,919)	5,918,919	5,918,919

Cash Equivalents 5.3%
Deutsche Central Cash Management Government Fund, 0.38% (c) (Cost $2,790,875)	2,790,875	2,790,875

	% of Net Assets	Value ($)

Total Long Positions (Cost $72,319,409)†	138.3	73,245,281
Other Assets and Liabilities, Net	38.6	20,408,448
Securities Sold Short	(76.9)	(40,706,396)
Net Assets	100.0	52,947,333

† The cost for federal income tax purposes was $72,407,556. At August 31 2016, net unrealized appreciation for all securities based on tax cost was $837,725. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,536,034 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,698,309.

	Shares	Value ($)

Common Stocks Sold Short 76.8%
Consumer Discretionary 6.7%
Hotels, Restaurants & Leisure 0.5%
Accor SA	7,000	264,267
Household Durables 0.8%
Electrolux AB "B"	16,000	416,791
Media 3.9%
Axel Springer SE	10,000	509,315
Liberty Braves Group "A"	5,230	87,916
Liberty SiriusXM Group "A"	10,900	365,259
Mediaset SpA	108,000	341,649
UBM PLC	41,111	371,146
Walt Disney Co.	4,232	399,755
		2,075,040
Specialty Retail 1.1%
Kingfisher PLC	120,000	584,771
Textiles, Apparel & Luxury Goods 0.4%
Luxottica Group SpA	4,000	192,973
Consumer Staples 11.3%
Beverages 1.5%
Coca-Cola Co.	3,750	162,863
Constellation Brands, Inc. "A"	3,940	646,357
		809,220
Food & Staples Retailing 5.5%
Carrefour SA	26,402	664,689
Jeronimo Martins SGPS SA	34,000	548,590
Metro AG	15,000	445,065
Sysco Corp.	12,796	663,600
Whole Foods Market, Inc.	19,746	599,883
		2,921,827
Food Products 0.3%
General Mills, Inc.	2,450	173,509
Household Products 1.0%
Church & Dwight Co., Inc.	3,600	357,912
Procter & Gamble Co.	1,900	165,889
		523,801
Personal Products 2.5%
Beiersdorf AG	6,500	604,758
Unilever PLC	15,000	695,116
		1,299,874
Tobacco 0.5%
Altria Group, Inc.	3,836	253,521
Energy 6.2%
Energy Equipment & Services 0.9%
Dril-Quip, Inc.	7,092	394,102
Frank's International NV	6,534	75,076
		469,178
Oil, Gas & Consumable Fuels 5.3%
Apache Corp.	11,492	571,152
Koninklijke Vopak NV	11,000	557,792
Newfield Exploration Co.	12,800	555,008
World Fuel Services Corp.	14,625	651,983
WPX Energy, Inc.	39,822	477,864
		2,813,799
Financials 13.8%
Banks 2.9%
Banco Bilbao Vizcaya Argentaria SA	80,000	497,759
BNP Paribas SA	11,000	559,571
JPMorgan Chase & Co.	2,288	154,440
PNC Financial Services Group, Inc.	3,637	327,694
		1,539,464
Capital Markets 7.8%
CBOE Holdings, Inc.	6,900	473,961
Eaton Vance Corp.	10,350	414,311
Franklin Resources, Inc.	17,200	627,800
Legg Mason, Inc.	19,577	677,168
Northern Trust Corp.	4,650	328,244
NorthStar Asset Management Group, Inc.	80,900	1,005,587
Raymond James Financial, Inc.	3,602	209,528
TD Ameritrade Holding Corp.	11,050	363,158
		4,099,757
Insurance 3.1%
Assured Guaranty Ltd.	21,000	583,170
Loews Corp.	16,302	682,402
Validus Holdings Ltd.	7,750	393,622
		1,659,194
Health Care 10.5%
Biotechnology 1.0%
Amgen, Inc.	3,291	559,667
Health Care Equipment & Supplies 4.1%
DexCom, Inc.	7,800	710,502
Essilor International SA	5,100	647,669
GN Store Nord AS	20,000	429,563
The Cooper Companies, Inc.	2,116	393,407
		2,181,141
Health Care Providers & Services 1.0%
Fresenius Medical Care AG & Co. KgaA	6,000	530,999
Health Care Technology 1.2%
Allscripts Healthcare Solutions, Inc.	49,629	640,710
Life Sciences Tools & Services 0.9%
Illumina, Inc.	2,790	469,669
Pharmaceuticals 2.3%
Akorn, Inc.	5,650	152,098
AstraZeneca PLC	7,100	457,684
GlaxoSmithKline PLC	28,000	602,630
		1,212,412
Industrials 7.0%
Aerospace & Defense 0.8%
United Technologies Corp.	4,000	425,720
Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	6,054	420,269
Commercial Services & Supplies 0.9%
G4S PLC	160,000	484,499
Machinery 2.2%
IDEX Corp.	7,200	672,768
Sulzer AG (Registered)	700	66,545
Wartsila Oyj Abp	10,500	431,947
		1,171,260
Professional Services 1.5%
Bureau Veritas SA	30,000	643,169
ManpowerGroup, Inc.	2,400	171,504
		814,673
Road & Rail 0.5%
Avis Budget Group, Inc.	4,935	178,301
Hertz Global Holdings, Inc.	1,538	75,762
		254,063
Trading Companies & Distributors 0.0%
Herc Holdings, Inc.	512	17,311
Transportation Infrastructure 0.3%
Atlantia SpA	5,000	128,611
Information Technology 13.3%
Communications Equipment 1.4%
Telefonaktiebolaget LM Ericsson "B"	104,500	745,239
Semiconductors & Semiconductor Equipment 8.7%
Aixtron SE	15,000	92,610
Applied Materials, Inc.	26,118	779,361
ASML Holding NV	5,000	531,902
Intel Corp.	14,308	513,514
Marvell Technology Group Ltd.	65,552	812,845
Maxim Integrated Products, Inc.	17,201	700,425
Microchip Technology, Inc.	10,050	622,196
STMicroelectronics NV	75,000	561,350
		4,614,203
Software 2.4%
Gemalto NV	3,100	215,946
SAP SE	5,000	439,264
SS&C Technologies Holdings, Inc.	10,700	352,565
Workday, Inc. "A"	2,850	241,651
		1,249,426
Technology Hardware, Storage & Peripherals 0.8%
EMC Corp.	14,331	415,456
Materials 0.4%
Metals & Mining 0.4%
Allegheny Technologies, Inc.	13,750	234,575
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITs) 0.7%
Senior Housing Properties Trust	15,850	354,089
Real Estate Management & Development 0.3%
The RMR Group, Inc. "A"	4,195	161,717
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
BT Group PLC	50,000	253,668
Orange SA	27,000	412,304
Telia Co. AB	90,000	406,782
		1,072,754
Utilities 4.6%
Electric Utilities 1.2%
Eversource Energy	2,760	148,957
Fortum Oyj	30,000	463,135
		612,092
Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	15,313	184,828
Drax Group PLC	80,000	319,253
		504,081
Multi-Utilities 2.4%
Dominion Resources, Inc.	2,950	218,772
MDU Resources Group, Inc.	12,050	284,019
National Grid PLC	51,679	710,178
RWE AG	4,000	65,432
		1,278,401
Total Common Stocks Sold Short (Proceeds $41,984,974)		40,650,023

Rights Sold Short 0.1%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018	52,997	53,787
Safeway PDC LLC, Expiration Date 1/30/2017	52,997	2,586
Total Rights Sold Short (Proceeds $56,373)		56,373
Total Positions Sold Short (Proceeds $42,041,347)		40,706,396

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2016 amounted to $5,755,576, which is 10.9% of net assets.

(b) All or a portion of these securities are pledged as collateral for short sales.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SDR: Swedish Depositary Receipt

As of August 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	221,034	GBP	170,000	9/2/2016	2,201	State Street Bank and Trust
USD	1,768,986	GBP	1,350,000	10/5/2016	5,207	State Street Bank and Trust
EUR	5,000,000	USD	5,611,385	9/2/2016	34,134	State Street Bank and Trust
DKK	1,850,000	USD	279,061	9/2/2016	1,779	State Street Bank and Trust
CHF	1,220,000	USD	1,264,384	9/2/2016	23,979	State Street Bank and Trust
SEK	2,400,000	USD	282,358	9/2/2016	2,006	State Street Bank and Trust
SEK	2,400,000	USD	282,883	10/5/2016	2,072	State Street Bank and Trust
CHF	1,220,000	USD	1,250,637	10/5/2016	7,718	State Street Bank and Trust
NOK	7,200,000	USD	866,800	10/5/2016	2,681	State Street Bank and Trust
DKK	1,850,000	USD	278,147	10/5/2016	455	State Street Bank and Trust
EUR	5,450,000	USD	6,103,112	10/5/2016	15,172	State Street Bank and Trust
Total unrealized appreciation					97,404

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,572,232	GBP	1,180,000	9/2/2016	(22,716)	State Street Bank and Trust
USD	510,665	CHF	500,000	10/5/2016	(1,272)	State Street Bank and Trust
NOK	7,200,000	USD	853,346	9/2/2016	(10,714)	State Street Bank and Trust
USD	1,248,203	CHF	1,220,000	9/2/2016	(7,798)	State Street Bank and Trust
USD	277,781	DKK	1,850,000	9/2/2016	(499)	State Street Bank and Trust
USD	5,592,290	EUR	5,000,000	9/2/2016	(15,039)	State Street Bank and Trust
USD	866,748	NOK	7,200,000	9/2/2016	(2,687)	State Street Bank and Trust
USD	282,460	SEK	2,400,000	9/2/2016	(2,108)	State Street Bank and Trust
GBP	1,350,000	USD	1,767,454	9/2/2016	(5,298)	State Street Bank and Trust
Total unrealized depreciation					(68,131)

Currency Abbreviations
CHF Swiss Franc DKK Danish Krone EUR Euro GBP Great British Pound NOK Norwegian Krone SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 44,871,010	$ —	$ —	$ 44,871,010
Preferred Stock	656,164	—	—	656,164
Corporate Bonds	—	3,515,099	—	3,515,099
Government & Agency Obligations	—	2,509,085	—	2,509,085
Short-Term U.S. Treasury Obligations	—	12,984,129	—	12,984,129
Short-Term Investments (e)	8,709,794	—	—	8,709,794
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	97,404	—	97,404
Total	$ 54,236,968	$ 19,105,717	$ —	$ 73,342,685
Liabilities	Level 1	Level 2	Level 3	Total

Common Stock Sold Short, at Value (e)	$ (40,650,023)	$ —	$ —	$ (40,650,023)
Rights Sold Short, at Value	—	—	(56,373)	(56,373)
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	(68,131)	—	(68,131)
Total	$ (40,650,023)	$ (68,131)	$ (56,373)	$ (40,774,527)

As a result of the fair valuation model utilized by the Fund, certain international equity securities transferred from Level 2 to Level 1. During the period ended August 31, 2016, the amount of transfers between Level 2 and Level 1 was $42,813,270 for Common Stocks/Preferred Stock and ($39,500,464) for Common Stock Sold Short.

Transfers between price levels are recognized at the beginning of the reporting year.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $63,609,615) — including $5,755,576 of securities loaned	$ 64,535,487
Investment in Daily Assets Fund (cost $5,918,919)*	5,918,919
Investment in Deutsche Central Cash Management Government Fund (cost $2,790,875)	2,790,875
Total investments in securities, at value (cost $72,319,409)	73,245,281
Cash	626,712
Foreign currency, at value (cost $2,869,272)	2,871,527
Deposit with broker for securities sold short	27,423,458
Receivable for investments sold	806,707
Receivable for Fund shares sold	1,595
Dividends receivable	62,378
Interest receivable	32,561
Unrealized appreciation on forward foreign currency exchange contracts	97,404
Foreign taxes recoverable	50,150
Other assets	5,701
Total assets	105,223,474
Liabilities
Payable upon return of securities loaned	5,918,919
Payable for investments purchased	5,223,614
Payable for securities sold short, at value (proceeds of $42,041,347)	40,706,396
Payable for Fund shares redeemed	48,016
Unrealized depreciation on forward foreign currency exchange contracts	68,131
Dividends payable for securities sold short	79,985
Accrued management fee	97,321
Accrued Trustees' fee	1,754
Other accrued expenses and payables	132,005
Total liabilities	52,276,141
Net assets, at value	$ 52,947,333

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2016 (continued)
Net Assets Consist of
Accumulated net investment loss	(1,308,960)
Net unrealized appreciation (depreciation) on: Investments	925,872
Securities sold short	1,334,951
Foreign currency	26,261
Accumulated net realized gain (loss)	(7,364,212)
Paid-in capital	59,333,421
Net assets, at value	$ 52,947,333
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,098,645 ÷ 649,100 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.85
Maximum offering price per share (100 ÷ 94.25 of $7.85)	$ 8.33

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,703,235 ÷ 369,988 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.31
Class S Net Asset Value, offering and redemption price per share ($7,146,130 ÷ 896,875 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.97
Institutional Class Net Asset Value, offering and redemption price per share ($37,999,323 ÷ 4,718,199 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $100,760)	$ 1,793,720
Interest	159,040
Income distributions — Deutsche Central Cash Management Government Fund	12,413
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	116,325
Other income	47,604
Total income	2,129,102
Expenses: Management fee	1,162,003
Administration fee	92,960
Services to shareholders	100,024
Distribution and service fees	58,937
Custodian fee	2,451
Professional fees	87,836
Reports to shareholders	34,901
Registration fees	56,055
Trustees' fees and expenses	6,205
Dividend expense on securities sold short	2,057,410
Interest expense on securities sold short	409,403
Other	20,633
Total expenses before expense reductions	4,088,818
Expense reductions	(87,113)
Total expenses after expense reductions	4,001,705
Net investment income (loss)	(1,872,603)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(535,309)
Securities sold short	1,281,372
Foreign currency	(199,501)
546,562
Change in net unrealized appreciation (depreciation) on: Investments	869,322
Securities sold short	(6,013,724)
Foreign currency	134,758
(5,009,644)
Net gain (loss)	(4,463,082)
Net increase (decrease) in net assets resulting from operations	$ (6,335,685)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2016	2015
Operations: Net investment income (loss)	$ (1,872,603)	$ (2,805,474)
Net realized gain (loss)	546,562	(27,105)
Change in net unrealized appreciation (depreciation)	(5,009,644)	2,566,787
Net increase (decrease) in net assets resulting from operations	(6,335,685)	(265,792)
Fund share transactions: Proceeds from shares sold	18,847,468	14,250,544
Payments for shares redeemed	(71,790,781)	(134,407,669)
Net increase (decrease) in net assets from Fund share transactions	(52,943,313)	(120,157,125)
Increase (decrease) in net assets	(59,278,998)	(120,422,917)
Net assets at beginning of period	112,226,331	232,649,248
Net assets at end of period (including accumulated net investment loss of $1,308,960 and $1,539,046, respectively)	$ 52,947,333	$ 112,226,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.42	$ 8.43	$ 9.61	$ 9.49	$ 9.49
Income (loss) from investment operations: Net investment income (loss)[a]	(.17)	(.15)	(.19)	(.18)	(.21)
Net realized and unrealized gain (loss)	(.40)	.14	.10	.30	.21
Total from investment operations	(.57)	(.01)	(.09)	.12	.00
Less distributions from: Net realized gains	—	—	(1.09)	—	—
Net asset value, end of period	$ 7.85	$ 8.42	$ 8.43	$ 9.61	$ 9.49
Total Return (%)[b,c]	(6.77)	(.12)	(1.03)	1.26	.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	14	43	60
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.63	3.78	3.69	3.78	3.83
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.46	3.65	3.60	3.76	3.77
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.80	1.80	1.80	1.77	1.75
Ratio of net investment income (loss) (%)	(2.13)	(1.80)	(2.14)	(1.91)	(2.25)
Portfolio turnover rate (%)	160	201	347	496	597
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 7.89	$ 7.96	$ 9.20	$ 9.15	$ 9.22
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.20)	(.24)	(.25)	(.27)
Net realized and unrealized gain (loss)	(.35)	.13	.09	.30	.20
Total from investment operations	(.58)	(.07)	(.15)	.05	(.07)
Less distributions from: Net realized gains	—	—	(1.09)	—	—
Net asset value, end of period	$ 7.31	$ 7.89	$ 7.96	$ 9.20	$ 9.15
Total Return (%)[b,c]	(7.35)	(.88)	(1.69)	.55	(.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	10	17	19
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.38	4.53	4.43	4.54	4.54
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.21	4.40	4.35	4.53	4.52
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.55	2.55	2.55	2.54	2.50
Ratio of net investment income (loss) (%)	(2.99)	(2.53)	(2.89)	(2.69)	(2.99)
Portfolio turnover rate (%)	160	201	347	496	597
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class S	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 8.53	$ 9.69	$ 9.55	$ 9.54
Income (loss) from investment operations: Net investment income (loss)[a]	(.17)	(.14)	(.18)	(.18)	(.19)
Net realized and unrealized gain (loss)	(.39)	.14	.11	.32	.20
Total from investment operations	(.56)	.00	(.07)	.14	.01
Less distributions from: Net realized gains	—	—	(1.09)	—	—
Net asset value, end of period	$ 7.97	$ 8.53	$ 8.53	$ 9.69	$ 9.55
Total Return (%)[b]	(6.57)	.00	(.92)	1.47	.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	37	56	84	77
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.46	3.61	3.59	3.69	3.64
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.31	3.50	3.45	3.63	3.61
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.65	1.65	1.65	1.64	1.59
Ratio of net investment income (loss) (%)	(1.99)	(1.64)	(2.01)	(1.90)	(2.05)
Portfolio turnover rate (%)	160	201	347	496	597
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended August 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 8.60	$ 9.76	$ 9.60	$ 9.58
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.13)	(.17)	(.16)	(.18)
Net realized and unrealized gain (loss)	(.41)	.15	.10	.32	.21
Total from investment operations	(.57)	.02	(.07)	.16	.03
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(1.09)	—	—
Total distributions	—	—	(1.09)	—	(.01)
Net asset value, end of period	$ 8.05	$ 8.62	$ 8.60	$ 9.76	$ 9.60
Total Return (%)	(6.61)[b]	.23[b]	(.69)	1.67	.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	62	152	235	238
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.24	3.41	3.32	3.43	3.46
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.21	3.40	3.32	3.43	3.46
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.55	1.55	1.52	1.44	1.44
Ratio of net investment income (loss) (%)	(1.93)	(1.53)	(1.87)	(1.66)	(1.89)
Portfolio turnover rate (%)	160	201	347	496	597
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Diversified Market Neutral Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended August 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of August 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2016, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $6,694,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,680,000) and long-term losses ($14,000).

In addition, from January 1, 2016 through August 31, 2016, the Fund elected to defer qualified late year losses of approximately $1,281,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2016, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (6,694,000)
Net unrealized appreciation (depreciation) on investments	$ 837,725

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instrument

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,148,000 to $18,840,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,094,000 to $12,340,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 97,404
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (68,131)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ (93,806)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 137,103

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank & Trust Co.	$ 97,404	$ (68,131)	$ —	$ 29,273
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$ 68,131	$ (68,131)	$ —	$ —

C. Purchases and Sales of Securities

During the year ended August 31, 2016, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $48,325,630 and $109,038,560, respectively. Purchases to cover securities sold short and securities sold short aggregated $90,861,356 and $41,374,441, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

The Advisor allocates the Fund's assets across one sub-advised sleeve managed by GAM International Management Limited ("GAM") and one sleeve managed by the Advisor. Each investment management team employs different market neutral investment strategies when managing the assets of the fund allocated to it. GAM is paid by the Advisor, not the Fund, for the services it provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2015 through November 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	1.80%
Class C	2.55%
Class S	1.65%
Institutional Class	1.55%

For the year ended August 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 10,962
Class C	7,699
Class S	50,903
Institutional Class	17,549
$ 87,113

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2016, the Administration Fee was $92,960, of which $5,734 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2016
Class A	$ 1,715	$ 410
Class C	527	124
Class S	1,804	451
Institutional Class	2,710	311
	$ 6,756	$ 1,296

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2016
Class C	$ 32,602	$ 1,745

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2016	Annual Rate
Class A	$ 15,507	$ 2,339.25%
Class C	10,828	1,191.25%
	$ 26,335	$ 3,530

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2016 aggregated $573.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,846, of which $8,762 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2016, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation VIP held approximately 46% and 22% of the outstanding shares of the Fund, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2016.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	146,661	$ 1,211,969	258,198	$ 2,174,369
Class C	39,125	305,801	18,691	147,321
Class S	1,460,550	12,271,997	1,193,679	10,147,826
Institutional Class	593,399	5,057,701	207,799	1,781,028
		$ 18,847,468		$ 14,250,544
Shares redeemed
Class A	(343,704)	$ (2,810,469)	(1,128,162)	$ (9,492,366)
Class C	(437,899)	(3,339,820)	(559,767)	(4,423,496)
Class S	(4,867,269)	(39,455,917)	(3,469,836)	(29,514,703)
Institutional Class	(3,108,508)	(26,184,575)	(10,598,032)	(90,977,104)
		$ (71,790,781)		$ (134,407,669)
Net increase (decrease)
Class A	(197,043)	$ (1,598,500)	(869,964)	$ (7,317,997)
Class C	(398,774)	(3,034,019)	(541,076)	(4,276,175)
Class S	(3,406,719)	(27,183,920)	(2,276,157)	(19,366,877)
Institutional Class	(2,515,109)	(21,126,874)	(10,390,233)	(89,196,076)
		$ (52,943,313)		$ (120,157,125)

H. Fund Liquidation

Upon the recommendation of the Advisor, the Fund’s Board of Trustees has authorized the Fund’s termination and liquidation, effective on or about November 30, 2016 (the "Liquidation Date"). Accordingly, the Fund will redeem all of its outstanding shares on the Liquidation Date. Effective October 6, 2016, in connection with the liquidation, the Fund, with certain exceptions, is closed to new investors.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Diversified Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Diversified Market Neutral Fund (one of the funds constituting the Deutsche Market Trust) (the Fund), as of August 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Diversified Market Neutral Fund (one of the funds constituting The Deutsche Market Trust) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 to August 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 970.30	$ 966.90	$ 970.70	$ 972.20
Expenses Paid per $1,000*	$ 26.94	$ 30.60	$ 26.20	$ 25.73
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/16	$ 997.79	$ 994.02	$ 998.54	$ 999.04
Expenses Paid per $1,000*	$ 27.32	$ 31.03	$ 26.58	$ 26.08

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Diversified Market Neutral Fund†	5.44%	6.19%	5.29%	5.19%

† Includes interest and dividend expense on securities sold short of 3.64% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Diversified Market Neutral Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and GAM International Management Limited ("GAM") in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and GAM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and GAM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including GAM. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to GAM, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board observed that the Lipper expense universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and GAM.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of GAM with respect to the Fund. The Board noted that DIMA pays GAM’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and GAM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and GAM and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and GAM related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and GAM related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	25159K 861	25159K 838	25159K 846	25159K 853
Fund Number	496	796	2096	592

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche diversified market neutral fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$58,472	$0	$5,950	$0
2015	$58,472	$0	$5,950	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$49,243
2015	$0	$498,574	$3,642,017

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$5,950	$589,184	$595,469	$1,190,603
2015	$5,950	$4,140,591	$880,336	$5,026,877

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Diversified Market Neutral Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 28, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 28, 2016